                                                                    EXHIBIT 10.5

                               FOURTH AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of December 8, 2003, between OAK STREET MORTGAGE LLC, a Delaware limited liability company ("Oak Street LLC"), OAK STREET MORTGAGE, INC., a Delaware corporation ("Oak Street Inc."), and OAK STREET MORTGAGE OF TENNESSEE LLC, a Tennessee limited liability company ("Oak Street TN") ("Oak Street LLC, Oak Street Inc. and Oak Street TN are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $200,000,000, which is evidenced by a First Amended and Restated Warehousing Promissory Note dated August 31, 2002, a Sublimit Promissory Note dated August 31, 2002 (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 2002 (as the same may have been and may be amended or supplemented, the "Agreement").

B. Borrower has requested that Lender amend certain terms of the Agreement, and Lender has agreed to such amendments, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Subject to Borrower's satisfaction of the conditions set forth in Section 8, the effective date of the Amendment is December 8, 2003 ("Effective Date").

2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. The Table of Contents in the Agreement is amended and restated in its entirety as set forth in the new Table of Contents attached to this Amendment.

4. Article 8 of the Agreement is amended and restated in its entirety as set forth in Article 8 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 8 (including each and every Section in Article 8) are deemed to refer to the new Article 8.

5. Article 10 of the Agreement is amended and restated in its entirety as set forth in Article 10 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 10 (including each and every Section in Article 10) are deemed to refer to the new Article 10.

6. Exhibit E to the Agreement is amended and restated in its entirety as set forth in Exhibit E to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit E are deemed to refer to the new Exhibit E.

7. Borrower failed to comply with the following Negative Covenants in Article 8 of the Agreement during the fiscal year end 2002 and the months specified below:

      (a)   Section 8.8 "Leverage Ratio" for the fiscal year end 2002;

      (b)   Section 8.9 "Minimum Tangible Net Worth" for the fiscal year end
            2002;

      (c) Sections 8.3(a) and (e) "Restrictions on Fundamental Changes" for the month of September 2003;

      (d)   Section 8.7 "Current Ratio" for the month of September 2003; and

      (e) Section 8.9 "Minimum Tangible Net Worth" for the months of September and October 2003.

      Such failures constituted Events of Default, entitling Lender to cease making Warehousing Advances and accelerate all Obligations under the Agreement. Borrower has requested Lender waive its default rights with respect to such Events of Default. These waivers apply only to the specific instances described herein. They are not waivers of any subsequent breach of the same provisions of the Agreement, nor are they waivers of any breach of any other provisions of the Agreement. Notwithstanding the foregoing, Lender reserves all of the rights, powers, and remedies presently available to Lender under the Agreement and the Notes, including the right to cease making Warehousing Advances to Borrower and the right to accelerate any of the indebtedness owing under the Agreement if any other Default or Event of Default occurs under the Agreement.

8. Borrower must deliver to Lender (a) two executed copies of this Amendment and (b) a $350 document production fee.

9. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, except as set forth in
      Section 6 of this Fourth Amendment, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment,
      (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

10. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

11. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                    OAK STREET MORTGAGE LLC,
                                    a Delaware limited liability company

                                    By:   /s/ Craig L. Royal
                                       ---------------------------------------

                                    Its:  Chief Financial Officer
                                        --------------------------------------

                                    OAK STREET MORTGAGE, INC.,
                                    a Delaware corporation

                                    By:   /s/ Craig L. Royal
                                       ---------------------------------------

                                    Its:  Chief Financial Officer
                                        --------------------------------------

                                    OAK STREET MORTGAGE OF TENNESSEE
                                    LLC, a Tennessee limited liability company

                                    By:   /s/ Craig L. Royal
                                       ---------------------------------------

                                    Its:  Chief Financial Officer
                                        --------------------------------------


                                    RESIDENTIAL FUNDING CORPORATION,
                                    a Delaware corporation

                                    By:   /s/ Robin Swanson
                                       ---------------------------------------

                                    Its:  Director
                                        --------------------------------------

                                TABLE OF CONTENTS

1.               THE CREDIT...............................................     1-1
      1.1.       The Warehousing Commitment...............................     1-1
      1.2.       Expiration of Warehousing Commitment.....................     1-2
      1.3.       Warehousing Note/Sublimit Note...........................     1-2
2.               PROCEDURES FOR OBTAINING ADVANCES........................     2-1
      2.1.       Warehousing Advances.....................................     2-1
3.               INTEREST, PRINCIPAL AND FEES.............................     3-1
      3.1.       Interest.................................................     3-1
      3.2.       Interest Limitation......................................     3-2
      3.3.       Principal Payments.......................................     3-2
      3.4.       Buydowns.................................................     3-4
      3.5.       Warehousing Commitment Fees..............................     3-4
      3.6.       Non-Usage Fees...........................................     3-5
      3.7.       Loan Package Fees, Wire Fees, Warehousing Fees...........     3-5
      3.8.       Miscellaneous Fees and Charges...........................     3-5
      3.9.       Overdraft Advances.......................................     3-6
      3.10.      Method of Making Payments................................     3-6
4.               COLLATERAL...............................................     4-1
      4.1.       Grant of Security Interest...............................     4-1
      4.2.       Maintenance of Collateral Records........................     4-2
      4.3.       Release of Security Interest in Pledged Loans and
                 Pledged Securities ......................................     4-3
      4.4.       Collection and Servicing Rights..........................     4-4
      4.5.       Return of Collateral at End of Warehousing Commitment....     4-4
      4.6.       Delivery of Collateral Documents.........................     4-4
5.               CONDITIONS PRECEDENT.....................................     5-1
      5.1.       Initial Advance..........................................     5-1
      5.2.       Each Advance.............................................     5-3
      5.3.       Force Majeure............................................     5-3
6.               GENERAL REPRESENTATIONS AND WARRANTIES...................     6-1
      6.1.       Place of Business........................................     6-1
      6.2.       Organization; Good Standing; Subsidiaries................     6-1
      6.3.       Authorization and Enforceability.........................     6-2
      6.4.       Approvals................................................     6-2
      6.5.       Financial Condition......................................     6-2
      6.6.       Litigation...............................................     6-3
      6.7.       Compliance with Laws.....................................     6-3
      6.8.       Regulation U.............................................     6-3
      6.9.       Investment Company Act...................................     6-3
      6.10.      Payment of Taxes.........................................     6-3
      6.11.      Agreements...............................................     6-4
      6.12.      Title to Properties......................................     6-4
      6.13.      ERISA....................................................     6-4
      6.14.      No Retiree Benefits......................................     6-4
      6.15.      Assumed Names............................................     6-4
      6.16.      Servicing................................................     6-5
7.               AFFIRMATIVE COVENANTS....................................     7-1

      7.1.       Payment of Obligations...................................     7-1
      7.2.       Financial Statements.....................................     7-1
      7.3.       Other Borrower Reports...................................     7-1
      7.4.       Maintenance of Existence; Conduct of Business............     7-2
      7.5.       Compliance with Applicable Laws..........................     7-2
      7.6.       Inspection of Properties and Books; Operational Reviews..     7-2
      7.7.       Notice...................................................     7-3
      7.8.       Payment of Debt, Taxes and Other Obligations.............     7-3
      7.9.       Insurance................................................     7-3
      7.10.      Closing Instructions.....................................     7-3
      7.11.      Subordination of Certain Indebtedness....................     7-4
      7.12.      Other Loan Obligations...................................     7-4
      7.13.      ERISA....................................................     7-4
      7.14.      Use of Proceeds of Warehousing Advances..................     7-4
8.               NEGATIVE COVENANTS.......................................     8-1
      8.1.       Contingent Liabilities...................................     8-1
      8.2.       Pledge of Servicing Contracts............................     8-1
      8.3.       Restrictions on Fundamental Changes......................     8-1
      8.4.       Subsidiaries.............................................     8-1
      8.5.       Deferral of Subordinated Debt............................     8-1
      8.6.       Loss of Eligibility......................................     8-2
      8.7.       Accounting Changes.......................................     8-2
      8.8.       Leverage Ratio...........................................     8-2
      8.9.       Minimum Tangible Net Worth...............................     8-2
      8.10.      Current Ratio............................................     8-2
      8.11.      Liquid Assets............................................     8-2
      8.12.      Net Income/Loss..........................................     8-3
      8.13.      Transactions with Affiliates.............................     8-3
      8.14.      Recourse Servicing Contracts.............................     8-3
      8.15.      Gestation Agreements.....................................     8-3
9.               SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS
                 CONCERNING COLLATERAL ...................................     9-1
      9.1.       Special Representations and Warranties Concerning
                 Eligibility as Seller/Servicer of Mortgage Loans ........     9-1
      9.2.       Special Representations and Warranties Concerning
                 Warehousing Collateral ..................................     9-1
      9.3.       Special Representations Concerning REO Properties........     9-3
      9.4.       Special Affirmative Covenants Concerning
                 Warehousing Collateral ..................................     9-3
      9.5.       Special Affirmative Covenants Concerning REO Properties..     9-4
      9.6.       Special Negative Covenants Concerning
                         Warehousing Collateral ..........................     9-4
10.              DEFAULTS; REMEDIES.......................................    10-1
      10.1.      Events of Default........................................    10-1
      10.2.      Remedies.................................................    10-2
      10.3.      Application of Proceeds..................................    10-5
      10.4.      Lender Appointed Attorney-in-Fact........................    10-5
      10.5.      Right of Set-Off.........................................    10-5
11.              MISCELLANEOUS............................................    11-1
      11.1.      Notices..................................................    11-1
      11.2.      Reimbursement Of Expenses; Indemnity.....................    11-1
      11.3.      Financial Information....................................    11-2
      11.4.      Terms Binding Upon Successors; Survival of
                        Representations ..................................    11-2
      11.5.      Assignment...............................................    11-2
      11.6.      Amendments...............................................    11-2
      11.7.      Governing Law............................................    11-2

      11.8.      Participations...........................................    11-3
      11.9.      Relationship of the Parties..............................    11-3
      11.10.     Severability.............................................    11-3
      11.11.     Consent to Credit References.............................    11-3
      11.12.     Counterparts.............................................    11-3
      11.13.     Entire Agreement.........................................    11-4
      11.14.     Consent to Jurisdiction..................................    11-4
      11.15.     Waiver of Jury Trial.....................................    11-4
      11.16.     Waiver of Punitive, Consequential, Special or
                        Indirect Damages .................................    11-4
12.              DEFINITIONS..............................................    12-1
      12.1. Defined Terms.................................................    12-1

8. NEGATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Lender:

8.1.  CONTINGENT LIABILITIES

Assume, guarantee, endorse or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, except for obligations arising in connection with the sale of Mortgage Loans with recourse in the ordinary course of Borrower's business, and except for a limited guaranty of $2,500,000 given by Oak Street LLC to Bank One in connection with Bank One providing a $15,000,000 line of credit to Oak Street Funding LLC.

8.2.  PLEDGE OF SERVICING CONTRACTS

Pledge or grant a security interest in any existing or future Servicing Contracts of Borrower other than to Lender or omit to take any action required to keep all of Borrower's Servicing Contracts in full force and effect.

8.3.  RESTRICTIONS ON FUNDAMENTAL CHANGES

8.3(a) Consolidate, merge or enter into any analogous reorganization or transaction with any Person.

8.3(b) Amend or otherwise modify Borrower's articles of organization or operating agreement in any way which will have an adverse impact on Lender.

8.3(c) Liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

8.3(d) Cease actively to engage in the business of originating or acquiring Mortgage Loans or make any other material change in the nature or scope of the business in which Borrower engages as of the date of this Agreement.

8.3(e) Sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of Borrower's business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business and to the extent not otherwise prohibited by this Agreement, sales of
         (1) Mortgage Loans, (2) Mortgage-backed Securities and (3) Servicing Contracts.

8.3(f) Acquire by purchase or in any other transaction all or substantially all of the business or property of, or stock or other ownership interests of, any Person; provided, however, Borrower may purchase all or substantially all of the business or property of a Person whose primary business is directly related to mortgage banking if (1) the purchase price is no greater than $500,000, (2) the business or property is consolidated into the Borrower, and (3) Borrower gives at least five 5 Business Days advance written Notice of such purchase.

8.3(g) Permit any Subsidiary of Borrower to do or take any of the foregoing actions.

8.4.  SUBSIDIARIES

Form or acquire, or permit any Subsidiary of Borrower to form or acquire, any Person that would thereby become a Subsidiary.

8.5.  DEFERRAL OF SUBORDINATED DEBT

Pay any Subordinated Debt of Borrower in advance of its stated maturity or, after a Default or Event of Default under this Agreement has occurred, make any payment of any kind on any Subordinated Debt of Borrower until all of the Obligations have been paid and performed in full and any applicable preference period has expired.

8.6.  LOSS OF ELIGIBILITY

Take any action that would cause Borrower to lose all or any part of its status as an eligible lender, seller/servicer or issuer as described under Section 9.1.

8.7.  ACCOUNTING CHANGES

Make, or permit any Subsidiary of Borrower to make, any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its fiscal year or the fiscal year of any Subsidiary of Borrower, except to comply with FASB 91.

8.8.  LEVERAGE RATIO

Permit Oak Street LLC's Leverage Ratio at any time to exceed 20 to 1.

8.9.  MINIMUM TANGIBLE NET WORTH

Permit Oak Street LLC's Tangible Net Worth at any time to be less than (a) from November 1, 2003, to and including December 31, 2003, $11,000,000; (b) from January 1, 2004, to and including March 31, 2004, $13,000,000; (c) from April 1, 2004, to and including June 30, 2004, $13,000,000 plus (i) 50% of Oak Street LLC's net income after taxes and distributions to members for tax purposes, if positive, for the three-month period beginning January 1, 2004 to and including March 31, 2004; (d) from July 1, 2004, to and including December 31, 2004, $13,000,000 plus (i) 50% of Oak Street LLC's net income after taxes and distributions to members for tax purposes, if positive, for the six-month period beginning January 1, 2004 to and including June 30, 2004; and (e) from January 1, 2005, to and including the Maturity Date, $13,000,000 plus (i) 50% of Oak Street LLC's net income after taxes and distributions to members for tax purposes, if positive, for the twelve-month period beginning on January 1, 2004, through December 31, 2004. Adjustments will occur on the first Business Day after the end of each three, six or twelve-month period.

8.10. CURRENT RATIO

Permit Oak Street LLC's Current Ratio at any time to be less than 1.03 to 1.

8.11. LIQUID ASSETS

Permit Oak Street LLC's Liquid Assets at any time to be less than $5,000,000.

8.12. NET INCOME/LOSS

Permit Oak Street LLC's monthly net income to be less than zero for three consecutive months on a consolidated basis.

8.13. TRANSACTIONS WITH AFFILIATES

Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of Borrowers' Affiliates, except Oak Street LLC may
(i) loan H&K Collections, LLC $1,000,000 to fund the initial start up of the joint venture, (ii) contribute $2,500,000 to Oak Street Funding LLC to initially capitalize this entity, and (iii) contribute $700,000 to initially capitalize H&K Collections, LLC, (b) sell, transfer, pledge or assign any of its assets to or on behalf of those Affiliates, (c) merge or consolidate with or purchase or acquire assets from those Affiliates, or (d) pay management fees to or on behalf of those Affiliates.

8.14. RECOURSE SERVICING CONTRACTS

Acquire or enter into Servicing Contracts under which Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans.

8.15. GESTATION AGREEMENTS

Directly or indirectly sell or finance a Mortgage Loan under any Gestation Agreement if the Mortgage Loan is or was previously pledged to Lender as Collateral under this Agreement if the aggregate amount of Warehousing Advances outstanding is less than 60% of the Warehousing Commitment Amount.


                                END OF ARTICLE 8

10.   DEFAULTS; REMEDIES

10.1. EVENTS OF DEFAULT

The occurrence of any of the following is an event of default ("Event of Default"):

10.1(a) Borrower fails to pay the principal of any Warehousing Advance when due, whether at stated maturity, by acceleration, or otherwise; or fails to pay any installment of interest on any Warehousing Advance within 9 days after the date of Lender's invoice or, if applicable, within 2 days after the date of Lender's account analysis statement; or fails to pay, within any applicable grace period, any other amount due under this Agreement or any other Obligation of Borrower to Lender.

10.1(b) Borrower or any of its Subsidiaries fails to pay, or defaults in the payment of any principal or interest on, any other indebtedness or any contingent obligation within any applicable grace period; breaches or defaults with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating to that indebtedness, if the effect of that breach or default is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause, indebtedness of Borrower or its Subsidiaries in the aggregate amount of $50,000 or more to become or be declared due before its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise).

10.1(c) Borrower fails to perform or comply with any term or condition applicable to it contained in Sections 7.4 or 7.14 or in any Section of
         Article 8.

10.1(d) Any representation or warranty made or deemed made by Borrower under this Agreement, in any other Loan Document or in any written statement or certificate at any time given by Borrower is inaccurate or incomplete in any material respect on the date as of which it is made or deemed made.

10.1(e) Borrower defaults in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to in Sections 10.1 (a), 10.1 (c) or 10.1 (d) and such default has not been remedied or waived within 30 days after the earliest of
         (1) receipt by Borrower of Notice from Lender of that default, (2) receipt by Lender of Notice from Borrower of that default or (3) the date Borrower should have notified Lender of that default under Section 7.7(c) or 7.7(d).

10.1(f) An "event of default" (however defined) occurs under any agreement between Borrower and Lender other than this Agreement and the other Loan Documents.

10.1(g) A case (whether voluntary or involuntary) is filed by or against Borrower or Oak Street Operations, LLC or any Subsidiary of Borrower or Oak Street Operations, LLC under any applicable bankruptcy, insolvency or other similar federal or state law; or a court of competent jurisdiction appoints a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or Oak Street Operations, LLC or any Subsidiary of Borrower or Oak Street Operations, LLC, or over all or a substantial part of their respective properties or assets; or Borrower or Oak Street Operations, LLC or any Subsidiary of Borrower or Oak Street Operations, LLC (1) consents to the appointment of or possession by a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or Oak Street Operations, LLC or any Subsidiary of Borrower or Oak Street Operations, LLC, or over all or a substantial part of their respective properties or assets, (2) makes an assignment for the benefit of creditors, or (3) fails, or admits in writing its inability, to pay its debts as those debts become due.

10.1(h) Borrower fails to perform any contractual obligation to repurchase Mortgage Loans, if such obligations in the aggregate exceed $500,000.

10.1(i) Any money judgment, writ or warrant of attachment or similar process involving in an amount in excess of $250,000 is entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of 30 days or 5 days before the date of any proposed sale under that money judgment, writ or warrant of attachment or similar process.

10.1(j) Any order, judgment or decree decreeing the dissolution of Borrower is entered and remains undischarged or unstayed for a period of 20 days.

10.1(k) Borrower purports to disavow the Obligations or contests the validity or enforceability of any Loan Document.

10.1(l) Lender's security interest on any portion of the Collateral becomes unenforceable or otherwise impaired.

10.1(m) A material adverse change occurs in Borrower's financial condition, business, properties, operations or prospects, or in Borrower's ability to repay the Obligations.

10.1(n) Any Lien for any taxes, assessments or other governmental charges (1) is filed against Borrower or any of its property, or is otherwise enforced against Borrower or any of its property, or (2) obtains priority that is equal to greater than the priority of Lender's security interest in any of the Collateral.

10.1(o) Steven Alonso ceases to be the Chief Executive Officer of Oak Street LLC unless a substitute reasonably acceptable to Lender has been elected within 90 days thereafter; or

10.1(p) Steven Alonso ceases to be the Managing Member of Oak Street LLC unless a substitute reasonably acceptable to Lender has been elected within 90 days thereafter; or

10.1(q) Craig Royal ceases to be the Chief Financial Officer of Oak Street LLC unless a substitute reasonably acceptable to Lender has been elected within 90 days thereafter; or

10.1(r) John F. Havens, Ellen Havens Hardyman, a Havens family trust, Steven Alonso and the Sotseks Corp. or any heirs of the foregoing who are individuals, collectively, cease to own, directly or indirectly, a majority of the Equity Interests of Oak Street Operations, LLC; or

10.1(s) Oak Street Operations, LLC ceases to own, directly or indirectly, all of the Equity Interests of Oak Street LLC.

10.2. REMEDIES

10.2(a) If an Event of Default described in Section 10.1 (g) occurs with respect to Borrower, the Warehousing Commitment will automatically terminate and the unpaid principal amount of and accrued interest on the Warehousing Note, the Sublimit Note and all other Obligations will automatically become due and payable, without presentment, demand or other Notice or requirements of any kind, all of which Borrower expressly waives.

10.2(b) If any other Event of Default occurs, Lender may, by Notice to Borrower, terminate the Warehousing Commitment and declare the Obligations to be immediately due and payable.

10.2(c) If any Event of Default occurs, Lender may also take any of the following actions:

         (1) Foreclose upon or otherwise enforce its security interest in any Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for in the Loan Documents.

         (2) Notify all obligors under any of the Collateral that the Collateral has been assigned to Lender (or to another Person designated by Lender) and that all payments on that Collateral are to be made directly to Lender (or such other Person); settle, compromise or release, in whole or in part, any amounts any obligor or Investor owes on any of the Collateral on terms acceptable to Lender; enforce payment and prosecute any action or proceeding involving any of the Collateral; and where any Collateral is in default, foreclose on and enforce any Liens securing that Collateral in any manner permitted by law and sell any property acquired as a result of those enforcement actions.

         (3) Prepare and submit for filing Uniform Commercial Code amendment statements evidencing the assignment to Lender or its designee of any Uniform Commercial Code financing statement filed in connection with any item of Collateral.

         (4) Act, or contract with a third party to act, at Borrower's expense, as servicer or subservicer of Collateral requiring servicing, and perform all obligations required under any Collateral, including Servicing Contracts and Purchase Commitments.

         (5) Require Borrower to assemble and make available to Lender the Collateral and all related books and records at a place designated by Lender.

         (6) Enter onto property where any Collateral or related books and records are located and take possession of those items with or without judicial process; and obtain access to Borrower's data processing equipment, computer hardware and software relating to the Collateral and use all of the foregoing and the information contained in the foregoing in any manner Lender deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

         (7) Before the disposition of the Collateral, prepare it for disposition in any manner and to the extent Lender deems appropriate.

         (8) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including selling or otherwise disposing of all or any portion of the Collateral at one or more public or private sales, whether or not the Collateral is present at the place of sale, for cash or credit or future delivery, on terms and conditions and in the manner as Lender may determine, including sale under any applicable Purchase Commitment. Borrower waives any right it may have to prior notice of the sale of all or any portion of the Collateral to the extent allowed by applicable law. If notice is required under applicable law, Lender will give Borrower not less than 10 days' notice of any public sale or of the date after which any private sale may be held. Borrower agrees that 10 days' notice is reasonable notice. Lender may, without notice or publication, adjourn any public or private sale one or more times by announcement at the time and place fixed for the sale, and the sale may be held at any time or place announced at the adjournment. In the case of a sale of all or any portion of the Collateral on credit or for future delivery, the Collateral sold on those terms may be retained by Lender until the purchaser pays the selling price or takes possession of the

         Collateral. Lender has no liability to Borrower if a purchaser fails to pay for or take possession of Collateral sold on those terms, and in the case of any such failure, Lender may sell the Collateral again upon notice complying with this Section.

         (9) Instead of or in conjunction with exercising the power of sale authorized by Section (8), Lender may proceed by suit at law or in equity to collect all amounts due on the Collateral, or to foreclose Lender's Lien on and sell all or any portion of the Collateral pursuant to a judgment or decree of a court of competent jurisdiction.

         (10) Proceed against Borrower on the Warehousing Note and the Sublimit Note.

         (11) Retain all excess proceeds from the sale or other disposition of the Collateral, and apply them to the payment of the Obligations under
         Section 10.3.

10.2(d) Lender will incur no liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. Borrower waives (to the extent permitted by law) any claims it may have against Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that Lender might have obtained at a public sale, or was less than the aggregate amount of the outstanding Warehousing Advances, accrued and unpaid interest on those Warehousing Advances, and unpaid fees, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Borrower agrees that any sale of Collateral under the terms of a Purchase Commitment, or any other disposition of Collateral arranged by Borrower, whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.

10.2(e) Borrower acknowledges that Mortgage Loans are collateral of a type that is the subject of widely distributed standard price quotations and that Mortgage-backed Securities are collateral of a type that is customarily sold on a recognized market. Borrower waives any right it may have to prior notice of the sale of Pledged Securities, and agrees that Lender may purchase Pledged Loans and Pledged Securities at a private sale of such Collateral.

10.2(f) Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption, stay or appraisal that Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Agreement, and any right to require Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order, or (3) pursue any other remedy within its power. Lender is not required to take any action to preserve any rights of Borrower against holders of mortgages having priority to the Lien of any Mortgage or Security Agreement included in the Collateral or to preserve Borrower's rights against other prior parties.

10.2(g) Lender may, but is not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage or Security Agreement included in the Collateral, including payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by Lender until repaid by Borrower, are deemed to be principal outstanding under this Agreement, the Warehousing Note and the Sublimit Note.

10.2(h) No failure or delay on the part of Lender to exercise any right, power or remedy provided in this Agreement or under any other Loan Document, at law or in equity, will operate as a waiver of that right, power or remedy. No single or partial exercise by Lender of any right, power or remedy provided under this Agreement or any other Loan Document, at law or in equity, precludes any other or further exercise of that right, power, or remedy by Lender, or Lender's exercise of any other right, power or remedy. Without limiting the foregoing, Borrower waives all defenses based on the statute of limitations to the extent permitted by law. The remedies provided in this Agreement and the other Loan Documents are cumulative and are not exclusive of any remedies provided at law or in equity.

10.2(i) Borrower grants Lender a license or other right to use, without charge, Borrower's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any of the Collateral and Borrower's rights under all licenses and all other agreements related to the foregoing inure to Lender's benefit until the Obligations are paid in full.

10.3. APPLICATION OF PROCEEDS

Lender may apply the proceeds of any sale, disposition or other enforcement of Lender's Lien on all or any portion of the Collateral to the payment of the Obligations in the order Lender determines in its sole discretion. From and after the indefeasible payment to Lender of all of the Obligations, any remaining proceeds of the Collateral will be paid to Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct. If the proceeds of any sale, disposition or other enforcement of the Collateral are insufficient to cover the costs and expenses of that sale, disposition or other enforcement and payment in full of all Obligations, Borrower is liable for the deficiency.

10.4. LENDER APPOINTED ATTORNEY-IN-FACT

Borrower appoints Lender its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement, the Warehousing Note, the Sublimit Note and the other Loan Documents and taking any action and executing any instruments that Lender deems necessary or advisable to accomplish that purpose. Borrower's appointment of Lender as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender may give notice of its Lien on the Collateral to any Person, either in Borrower's name or in its own name, endorse all Pledged Loans or Pledged Securities payable to the order of Borrower, change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, prepare and submit for filing Uniform Commercial Code amendment statements with respect to any Uniform Commercial Code financing statements filed in connection with any item of Collateral or receive, endorse and collect all checks made payable to the order of Borrower representing payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Loans or Pledged Securities and give full discharge for those transactions.

10.5. RIGHT OF SET-OFF

If Borrower defaults in the payment of any Obligation or in the performance of any of its duties under the Loan Documents, Lender may, without Notice to or demand on Borrower (which Notice or demand Borrower expressly waives), set-off, appropriate or apply any property of Borrower held at any time by Lender, or any indebtedness at any time owed by Lender to or for the account of Borrower, against the Obligations, whether or not those Obligations have matured.

                                END OF ARTICLE 10

                                                                       EXHIBIT E

                             COMPLIANCE CERTIFICATE

This Compliance Certificate is submitted to the Lender pursuant to Section 7.2(c) of the First Amended and Restated Warehousing Credit and Security Agreement among OAK STREET MORTGAGE LLC ("Oak Street LLC"), OAK STREET MORTGAGE OF TENNESSEE LLC ("Oak Street of TN") and OAK STREET MORTGAGE, INC. ("Oak Street Inc.") (Oak Street LLC, Oak Street of TN and Oak Street Inc. are collectively referred to as the "Borrowers") and RESIDENTIAL FUNDING CORPORATION ("Lender"), dated as of August 31, 2002 (as amended, restated, renewed or replaced, "Agreement"). Capitalized terms and Section numbers used in this Compliance Certificate without further definition refer to those terms and Sections set forth in the Agreement.

The undersigned hereby certifies to Lender that as of the close of business on , ____________________ ("Statement Date") and with respect to Oak Street LLC (and Oak Street LLC's Subsidiaries on a consolidated basis):

12. As demonstrated by the attached calculations supporting this Compliance Certificate, Borrowers satisfied the covenants set forth in Sections 8.8, 8.9, 8.10, 8.11, 8.12 and 8.13 or, if Borrowers did not satisfy any of those covenants, a detailed explanation is attached setting forth the nature and the period of existence of any Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect to that Default or Event of Default.

13. Borrowers have not transferred (by sale or otherwise), pledged or granted a security interest in any Servicing Contracts, except as permitted under the terms of the Agreement.

14. Borrowers have not made any payments in advance of the scheduled maturity date on any Subordinated Debt, and Borrowers have not incurred any additional Debt that must be subordinated under the terms of
         Section 7.11.

15. Borrowers were in full compliance with all applicable Investor net worth requirements, and in good standing with each Investor.

16. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers (and Borrowers' Subsidiaries). That review has not disclosed, and I have no other knowledge of the existence of, any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached setting forth the nature and the period of existence of the Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect to that Default or Event of Default.

17. Pursuant to Section 7.2 of the Agreement, enclosed are the financial statements of Oak Street LLC as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of Oak Street LLC (and Oak Street LLC's Subsidiaries on consolidated basis) as of the Statement Date.

Dated:                              OAK STREET MORTGAGE LLC,
      ---------------------------   a Delaware limited liability company

                                    By:
                                       ---------------------------

                                    Its:
                                        --------------------------

                 CALCULATIONS SUPPORTING COMPLIANCE CERTIFICATE

Borrower Name:    OAK STREET MORTGAGE LLC (and, if applicable, its Subsidiaries)

Statement Date:
                  ------------------------

All financial calculations set forth in this Compliance Certificate are as of the Statement Date.

1.    TANGIBLE NET WORTH

      A.    Net Worth of is:

            Excess of total assets over total liabilities:      $
                                                                ----------------
            Plus:   Subordinated Debt (or any portion of
                    that Subordinated Debt) due (must be
                    more than 6 months after the Warehousing
                    Maturity Date):                             $
                                                                ----------------
            Minus:  Advances or loans to or receivables due
                    from, members, managers or Affiliates or
                    any shareholder, director or officer of
                    any manager, member or Affiliate that
                    Lender deems intangible:                    $
                                                                ----------------
            Minus:  Investments in Affiliates deemed
                    intangible by Lender:                       $
                                                                ----------------
            Minus:  Assets pledged to secure liabilities
                    not included in Debt:                       $
                                                                ----------------
            Minus:  Intangible assets:                          $
                                                                ----------------
            Minus:  Other assets that HUD deems
                    non-acceptable:                             $
                                                                ----------------

            Minus:  Other assets that Lender deems
                    unacceptable:                               $
                                                                ----------------

               TANGIBLE NET WORTH                               $
                                                                ----------------

      B.    Minimum Tangible Net Worth of Oak Street LLC is:

            (i)     $11,000,000:                                $
                                                                ----------------

            (ii)    $13,000,000:                                $
                                                                ----------------

            (iii)   50% of positive net income for completed
                    3-month period beginning January 1,
                    2004, to and including March 31, 2004,
                    after taxes and distributions to members
                    for tax purposes for such 3-month
                    period:                                     $
                                                                ----------------
            (iv)    50% of positive net income for completed
                    6-month period beginning January 1,
                    2004, to and including June 30, 2004,
                    after taxes and
                    distributions to members for tax
                    purposes for such 6-month period:           $
                                                                ----------------

            (v)     50% of positive net income for completed
                    12-month period beginning January 1,
                    2004, to and including December 31,
                    2004, after taxes and distributions to
                    members for tax purposes for such
                    12-month period:                            $
                                                                ----------------
      C.    Requirements of Section 8.9 of the Agreement:

            PERMIT OAK STREET LLC'S TANGIBLE NET WORTH AT ANY TIME TO BE LESS THAN (A) FROM NOVEMBER 1, 2003, TO AND INCLUDING DECEMBER 31, 2003, $11,000,000; (B) FROM JANUARY 1, 2004, TO AND INCLUDING MARCH 31, 2004, $13,000,000; (C) FROM APRIL 1, 2004, TO AND INCLUDING JUNE 30,
            2004, $13,000,000 PLUS (I) 50% OF OAK STREET LLC'S NET INCOME AFTER TAXES AND DISTRIBUTIONS TO MEMBERS FOR TAX PURPOSES, IF POSITIVE, FOR THE THREE-MONTH PERIOD BEGINNING JANUARY 1, 2004 TO AND INCLUDING MARCH 31, 2004; (D) FROM JULY 1, 2004, TO AND INCLUDING DECEMBER 31, 2004, $13,000,000 PLUS (I) 50% OF OAK STREET LLC'S NET INCOME AFTER TAXES AND DISTRIBUTIONS TO MEMBERS FOR TAX PURPOSES, IF POSITIVE, FOR THE SIX-MONTH PERIOD BEGINNING JANUARY 1, 2004 TO AND INCLUDING JUNE 30, 2004; AND (E) FROM JANUARY 1, 2005, TO AND INCLUDING THE MATURITY DATE, $13,000,000 PLUS (I) 50% OF OAK STREET LLC'S NET INCOME AFTER TAXES AND DISTRIBUTIONS TO MEMBERS FOR TAX PURPOSES, IF POSITIVE, FOR THE TWELVE-MONTH PERIOD BEGINNING ON JANUARY 1, 2004, THROUGH DECEMBER 31, 2004. ADJUSTMENTS WILL OCCUR ON THE FIRST BUSINESS DAY AFTER THE END OF EACH THREE, SIX OR TWELVE-MONTH PERIOD.

      D.    COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                    -----                         -----
2.    DEBT OF BORROWER

      A.    Borrower's total liabilities calculated in
            accordance with GAAP, plus all indebtedness or
            other obligations for borrowed money or for the
            deferred purchase price of property or services:    $
                                                                ----------------

            Minus:  Subordinated Debt (or any portion of
                    that Subordinated Debt) due (must be
                    more than 6 months after the Warehousing
                    Maturity Date):                             $
                                                                ----------------
      B.    DEBT (Total):                                       $
                                                                ----------------
            Minus:  Debt arising under Hedging Arrangements
                    (to the extent of assets arising under
                    those Hedging Arrangements):                $
                                                                ----------------
      C.    DEBT (adjusted for Hedging Arrangements):           $
                                                                ----------------

3.    LEVERAGE RATIO

      A.    The ratio of Debt (adjusted for Hedging Arrangements)
             to Tangible Net Worth is (2.C. to 1.A.):           to 1
                                                      ---------
      B.    Requirements of Section 8.8 of the Agreement:

            BORROWER'S LEVERAGE RATIO MUST NOT EXCEED 20 TO 1.

      C.    COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                    ----                          ----
4.    LIQUID ASSETS OF BORROWER

      A.    The following unrestricted and unencumbered assets:

            Cash:                                               $
                                                                ----------------
            Funds on deposit in any United States bank (net
            of all outstanding checks, drafts and similar
            items):                                             $
                                                                ----------------
            Investment grade commercial paper:                  $
                                                                ----------------
            Money market funds:                                 $
                                                                ----------------
            Marketable securities:                              $
                                                                ----------------
            Buydown:                                            $
                                                                ----------------
            Excess Buydown:                                     $
                                                                ----------------
      B.    LIQUID ASSETS                                       $
                                                                ----------------
            Requirements of Section 8.11 of the Agreement:

            BORROWER'S LIQUID ASSETS MUST NOT BE LESS THAN $5,000,000.

      C.    COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                    ----                          ----
5.    NET INCOME/LOSS

      A.    Net income (loss) for month ended on Statement Date: $
                                                                 ---------------
      B.    Net income (loss) as of end of prior month:          $
                                                                 ---------------
      C.    Net income (loss) as of end of month immediately
            preceding prior month:                               $
                                                                 ---------------

      D.    Requirements of Section 8.12 of the Agreement:

            OAK STREET LLC'S MONTHLY NET INCOME MAY NOT BE LESS THAN ZERO FOR THREE CONSECUTIVE MONTHS.

      E.    COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                    ----                          ----

6.    TRANSACTIONS WITH AFFILIATES

      A.    Loans, advances, and extensions of credit by
            Borrower to its Affiliates during the current
            fiscal year:                                        $
                                                                ----------------
      B.    Capital contributions made by Borrower to
            its Affiliates during the current fiscal year:      $
                                                                ----------------

      C.    Transfers, sales, pledges, assignments or
            other dispositions of assets made by Borrower or
            on behalf of its Affiliates:                        $
                                                                ----------------
      D.    Management fees paid by Borrower to Affiliates
            during the current fiscal year:                     $
                                                                ----------------
      E.    Requirements of Section 8.13 of the Agreement:

            (1) CONTRIBUTIONS BY OAK STREET LLC TO H&K COLLECTIONS LLC MUST NOT EXCEED A LOAN IN THE AMOUNT OF $1,000,000 AND A CAPITAL CONTRIBUTION IN THE AMOUNT OF $700,000.

                  COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                          ----                          ----

            (2) CONTRIBUTIONS BY OAK STREET LLC TO OAK STREET FUNDING LLC MUST NOT EXCEED A CAPITAL CONTRIBUTION IN THE AMOUNT OF $2,500,000.

                  COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                          ----                          ----

            (3) BORROWER MAY NOT TRANSFER, SELL, PLEDGE, ASSIGN OR MAKE ANY OTHER DISPOSITION OF ASSETS TO OR ON BEHALF OF ITS AFFILIATES.

                  COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                          ----                          ----

            (4) BORROWER MAY NOT MERGE OR CONSOLIDATE WITH, OR PURCHASE OR ACQUIRE ANY ASSETS FROM, ITS AFFILIATES.

                  COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                          ----                          ----

            (5)   BORROWER MAY NOT PAY ANY MANAGEMENT FEES TO ITS AFFILIATES.

                  COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                          ----                          ----
7.    CURRENT RATIO

      A.    Current Assets:

            Cash:                                               $
                                                                ----------------
            Temporary investments:                              $
                                                                ----------------
            Mortgage Loans and Mortgage-backed Securities
            held for sale (net of any loan loss reserves):      $
                                                                ----------------

            Accounts and accrued interest receivable
            (net of any allowance for doubtful accounts):       $
                                                                ----------------
            Servicing advances made on behalf of mortgagors:    $
                                                                ----------------
            Minus:  Loans/advances to or receivables from
                    employees, officers or owners and
                    Affiliates:                                 $
                                                                ----------------
            Minus:  Deferred assets, other than prepaid
                    items for insurance, taxes and rent:        $
                                                                ----------------

            TOTAL CURRENT ASSETS:                               $
                                                                ----------------
      B. Current Liabilities (liabilities or any portion maturing within 1 year):

            Warehouse notes payable:                            $
                                                                ----------------
            Other notes payable:                                $
                                                                ----------------
            Repurchase agreements:                              $
                                                                ----------------
            Accounts payable and accrued expenses:              $
                                                                ----------------
            TOTAL CURRENT LIABILITIES:                          $
                                                                ----------------

      C.    Current Ratio:                                                  to 1
                                                                ------------

      D.    Requirements of Section 8.10 of the Agreement:

            BORROWER'S CURRENT RATIO MUST NOT EXCEED 1.03 to 1.

      E.    COVENANT SATISFIED:           COVENANT NOT SATISFIED:
                                    ----                          ----

8.    LOAN PRODUCTION VOLUME

       ----------------------------------------------------------------
            Loan Type          Number of Mortgage    Aggregate Mortgage
                                     Loans               Note Amount
       ----------------------------------------------------------------
       Prime Mortgage Loans
       ----------------------------------------------------------------
        Subprime Mortgage
              Loans
       ----------------------------------------------------------------
        High LTV Mortgage
              Loans
       ----------------------------------------------------------------

9.    INVESTMENTS IN AFFILIATES

      K, S, & K, LLC                                        $
                                                              ----------------
      Creations Title LLC                                   $
                                                              ----------------
      Great Western Loan & Investments LP                   $
                                                              ----------------
      Oak Street Funding LLC                                $
                                                              ----------------
      H&K Collections LLC                                   $
                                                              ----------------

10.   ADVANCES TO & RECEIVABLES FROM AFFILIATES

      K, S, & K, LLC                                        $
                                                              ----------------
      Creations Title LLC                                   $
                                                              ----------------
      Great Western Loan & Investments LP                   $
                                                              ----------------
      Oak Street Funding LLC                                $
                                                              ----------------
      H&K Collections LLC                                   $
                                                              ----------------
11.   AMOUNTS OWED TO AFFILIATES

      K, S, & K, LLC                                        $
                                                              ----------------
      Creations Title LLC                                   $
                                                              ----------------
      Great Western Loan & Investments LP                   $
                                                              ----------------
      Oak Street Funding LLC                                $
                                                              ----------------
      H&K Collections LLC                                   $
                                                              ----------------